SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 17, 2014

Emclaire Financial Corp
(Exact name of registrant as specified in its charter)

Pennsylvania	001-34527	25-1606091
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Number)

612 Main Street, Emlenton, Pennsylvania 16373
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (844) 767-2311

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 17, 2014, the Board of Directors of Emclaire Financial Corp (the “Company”) appointed Nicholas D. Varischetti to the Board of Directors of the Company, effective on January 1, 2015.  Mr. Varischetti will serve an initial term as a director until the Company’s 2015 annual meeting of shareholders.  In addition, the Board of Directors of The Farmers National Bank of Emlenton (the “Bank”), the Company’s wholly owned subsidiary, also appointed Mr. Varischetti to serve on the Board of Directors of the Bank, effective on January 1, 2015.

A copy of the Company’s press release, dated September 22, 2014, is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits

(d) Exhibits.

Number	Description
99.1	Emclaire Financial Corp. Press Release, dated September 22, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCLAIRE FINANCIAL CORP

	By:	/s/ William C. Marsh
William C. Marsh, President and Chief Executive Officer

Dated: September 22, 2014

3